SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2003

RURAL/METRO CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

0-22056	86-0746929
(Commission File Number)	(IRS Employer Identification No.)

8401 East Indian School Road

Scottsdale, Arizona

85251

(Address of Principal Executive Offices)

(Zip Code)

(480) 606-3886

(Registrant’s telephone number, including area code)

Item 4. Changes in Registrant’s Certifying Accountant

On July 7, 2003, Rural/Metro Corporation, a Delaware corporation (the “Company”) engaged Singer Lewak Greenbaum and Goldstein LLP (“SLGG”) as its independent public accountants solely to re-audit the Company’s financial statements for fiscal 2001. Those financial statements were previously audited by the Company’s prior independent accountants, Arthur Andersen LLP, who have ceased operations and were, therefore, unable to perform any procedures with respect to those financial statements. As reported in the Company’s Current Report on Form 8-K dated January 2, 2002, the Company’s relationship with Arthur Andersen LLP was terminated as of January 2, 2002. The Company’s financial statements for fiscal 2001 required re-audit as a result of restatement adjustments related to (i) the provisions for discounts applicable to Medicare, Medicaid and other third-party payers and for doubtful accounts recognized in prior years, (ii) the deferral of enrollment fees charged to new subscribers under our fire protection service contracts and to recognize such fees over the estimated customer relationship period, (iii) the consolidation of the Company’s investment in San Diego Medical Services Enterprise, LLC as required by the Company’s adoption of Financial Accounting Standards Board Interpretation No. 46, “Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51” and (iv) the disposal of the Company’s Latin American operations, the results of which were reclassified to discontinued operations for all periods presented. As Arthur Andersen LLP had ceased operations, the Company engaged SLGG to perform the re-audit of the fiscal 2001 financial statements. The engagement of SLGG for this project was approved by the Audit Committee of the Company’s Board of Directors.

On October 13, 2003, SLGG completed the re-audit of the Company’s fiscal 2001 financial statements and thereupon its engagement by the Company was concluded.

During the two most recent fiscal years ended June 30, 2002 and 2003 and the subsequent interim period from July 1, 2003 through and including the completion of SLGG’s engagement on October 13, 2003, there were no disagreements between the Company and SLGG on any matter of accounting principles or practices, financial statement disclosure, or accounting scope or procedure. There were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The report of SLGG on the restated financial statements of the Company for the year ended June 30, 2001 contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

The Company has requested SLGG to furnish a letter addressed to the Securities and Exchange Commission stating whether SLGG agrees with the above statements made by the Company. A copy of this letter addressed to the SEC, dated March 3, 2004, is filed as Exhibit 99.1 to this Form 8-K.

The engagement of SLGG to perform the fiscal 2001 re-audit does not affect the Company’s ongoing engagement of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent accountant. PwC has served as the Company’s independent accountants for the fiscal years ended June 30, 2002 and June 30, 2003.

Item 7. Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	The following exhibit is filed herewith:

99.1	Letter of Singer Lewak Greenbaum and Goldstein LLP regarding the disclosures reported in the Company’s Form 8-K dated February 9, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RURAL/METRO CORPORATION

Date: March 3, 2004	By:	/s/ John S. Banas III
John S. Banas III
Executive Vice President

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Letter of Singer Lewak Greenbaum and Goldstein LLP regarding the disclosures reported in the Company’s Form 8-K dated March 3, 2004.